UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2017

Global Seed Corporation

(Exact Name of Registrant as Specified in Charter)

Texas	333-177157	27-3028235
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

2386 S. Diary Ashford Ste 502

Houston, Texas 77077

( Address of Principal Executive offices)

Registrant’s telephone number, including area code:(832)-662-4146

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

1

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01   Change in Registrant’ s Certifying Accountant.     (i) On 07/18/2017,  ZBS Group, LLP ( " ZBS")  was dismissed as our independent registered public accounting firm. (ii) ZBS has been our auditors since 08/29/2013.  ZBS issued audit reports  in the 10K's through the fiscal year ended June 30 , 2016. ZBS's audit report did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. except that its report for the fiscal year ended June 30, 2016 contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern

(iii) We engaged M & K CPA's PLLC ( " M & K"), to be our independent registered public accounting firm to audit our financial statements for the fiscal year ended June 30, 2017. The dismissal of ZBS and engagement of M &K were approved by our board of directors. (iv) During the Company’s fiscal year ended June 30, 2016 and through July 17, 2017, the Company and ZBS did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, which disagreements, if not resolved to the satisfaction of ZBS, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Furthermore, no “reportable events” occurred within the periods covered by ZBS reports on the Company's financial statements, or subsequently up to the date of ZBS’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K. (v) During the Company’s fiscal year ended June 30, 2016 and through July 17, 2017,we had not consulted M & K regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with M & K, regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has requested that ZBS furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements on July 17, 2017. 2 __________________________________________________________________________________________________________________________________________________________________________________ Item 9.01. Financial Statements and Exhibits. (c). Exhibits. Number Exhibit 16.1 Letter from ZBS, dated July 18 , 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Seed Corporation

Dated: July 17, 2017	By:	/s/ Tian Jia
Tian Jia
CEO, CFO, Director